Subsequent events	3 Months Ended	12 Months Ended
	Mar. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Subsequent events
Subsequent events

25.  Subsequent events

On May 5, 2023 the Company received a notification from the NSW Government Resource Regulator to increase the bank guarantees to secure funding for the fulfilment of rehabilitation obligations, from $24,730 thousand (AU$36,891 thousand) to $53,379 thousand (AU$79,981 thousand).

No other matters or circumstances have arisen since the end of the three-month period that have significantly affected or may significantly affect the operations of the Company, the results of those operations, or the state of the Company in subsequent financial years.

26.	Subsequent events

No matters or circumstances have arisen since the end of the financial year that have significantly affected or may significantly affect the operations of the Company, the results of those operations, or the state of the Company in subsequent financial years.

26.	Subsequent events

On March 17, 2022, Glencore Operations Australia Pty Limited, entered into an Agreement with Metals Acquisition Corp (“MAC”) for the sale of Cobar Management Pty Limited for $1.05 billion in cash and $50 million equity stake in MAC and a 1.5% copper only net smelter return life of mine royalty upon completion of the transaction. On November 22, 2022, Glencore Operations Australia entered a binding deed of amendment with MAC in respect of the March 17, 2022 agreement. Refer to note 1 for details.

No other matters or circumstances have arisen since the end of the financial year that have significantly affected or may significantly affect the operations of the Company, the results of those operations, or the state of the Company in subsequent financial years.